                                                                   Exhibit 99.1

                      OFFICE OF THE UNITED STATES TRUSTEE


In re:
                                         DEBTOR IN POSSESSION INTERIM STATEMENT
OUTSOURCE INTERNATIONAL, INC.
                                         Statement Number: 5
                      Debtor.
                                         For the Period FROM:  October 29, 2001
Chapter 11 Case No.:  LA 01-28173-BB                      TO: November 25, 2001





         Annexed hereto is Interim Statement Number 5 for the above-indicated chapter 11 debtor ("Debtor").

         At the Initial Debtor Interview held by the Office of the United States Trustee ("OUST"), on June 27, 2001, Debtor apprised the OUST that its books and records are maintained on a consolidated basis with the other six affiliated debtor entities which comprise the related filing entities. Therefore, and by agreement made with the Office of the United States Trustee, amounts reflected on the annexed Interim Statement represent consolidated cash receipts and disbursements for all of the bank accounts of the Debtor and its chapter 11 debtor affiliates ("Debtors"). Additionally, the amounts reflected on the six affiliated debtor entities represent, by type and amount, the allocable portion of the Debtor's receipts and disbursements for the reporting period. The allocable portion was calculated by multiplying the Debtors' aggregate cash receipts or disbursements by the ratio of this Debtor's net revenues divided by the aggregate net revenues for all the Debtors. Since Outsource International, Inc. has no operations of its own and is solely a holding company, the consolidated receipts and disbursements, for all six affiliated debtor entities are reflected on the Interim Statement filed concurrently herewith by OUTSOURCE INTERNATIONAL, INC., Case No. LA 01-28173-BB.

         Also, the disbursement amounts reflected on the annexed Interim Statement reflect only the checks issued by the Debtors, which cleared the banks during the reporting period, whereas the check registers reflect all checks issued by the Debtors during the reporting period. Outstanding checks represent the difference between the check registers and the disbursement totals reflected in the Interim Statement.

                      OFFICE OF THE UNITED STATES TRUSTEE

IN RE  OUTSOURCE INTERNATIONAL, INC      DEBTOR IN POSSESSION INTERIM STATEMENT

                                         STATEMENT NO.               5

CHAPTER 11 CASE NO.  LA 01-28173 BB      FOR THE PERIOD  FROM:       10/29/2001
                                                           TO:       11/25/2001


CASH ACTIVITY ANALYSIS (Cash Basis Only)

       A. Total Receipts per all Prior Interim Statements           $ 84,899,197
       B. Less Total Disbursements per all Prior Statements         $ 83,994,304
                                                                    ------------
       C. Beginning Balance (A less B)                              $    904,893
       D. Receipts during Current Period
          Opening Cash Balance Per Bank                             $        100
          Plus: Available LockBox Receipts                          $ 18,267,930
          Plus: Non A/R Cash Receipts                               $         --
                                                                    ------------
       E. Total Cash Available                                      $ 19,172,924
                                                                    ------------

       F. Cash Disbursements/(Voids)
          Advertising (newspaper recruiting)                              21,259
          Auto Maintenance                                                    82
          Bank Fees                                                        1,874
          Bankruptcy Expenses                                            100,000
          BOA - Committee Accountant Acct.                                 5,000
          BOA - Attn. Fees Creditor Acct.                                 20,000
          BOA - Attn. Fees Debtor Acct.                                  250,000
          Benefits (insurance)                                            76,171
          Board of Directors                                                  --
          Business License                                                   150
          Capital Expense                                                 13,362
          Capital Leases                                                 137,442
          CIT - Adequate Protection Payment                              168,540
          Core Payroll                                                 1,952,448
          CitiBank Credit Card Payment                                        --
          CSF Payroll & Payroll Tax                                      339,979
          Deposits - Various Vendors                                          --
          Dues/Subscriptions                                               1,633
          Education                                                        2,869
          Equipment                                                          253
          Expense Reports                                                158,548
          Flex Spending Acct.                                              3,182
          FTB ACH Account                                                     --
          Garnishments                                                    35,360
          Insurance                                                       72,922
          IT                                                              36,189
          Cash Collateral for Letter of Credit                                --
          Labor Supplies                                                  32,915
          Maintenance                                                     19,914
          Misc Vendor Prepaid                                              3,266
          Misc Expenses                                                   75,697
          Mortgage                                                            --
          Office Supplies COD                                             43,999
          Operating Leases                                                21,750
          Outside Labor                                                       --
          Payroll Taxes                                                       --
          Postage                                                         26,632
          Prof. Fees                                                     298,806
          Recruiting                                                      10,000
          Refund                                                           7,121
          Rent Deposit                                                        --
          Rent                                                           248,347
          Retention Account                                                    0
          Taxes (NonPayroll)                                             566,634
          Service Payroll (Including Taxes)                           11,406,726
          Telephone                                                      347,711
          Third Party Billing (Staffing)                                  13,317
          Transportation                                                  71,144
          Travel Advance                                                      --
          Unemployment Taxes                                                  --
          Utilities                                                       22,251
          Utility Deposits                                                    --
          Workmans Comp                                                  808,518
                                                                    ------------
          Total Disbursements                                         17,422,009
                                                                    ------------

Closing Available Balance                                              1,750,914

Outstanding A/P Checks                                              $    561,254
                                                                    ------------
Ending Bank Balance                                                 $  2,312,168

Unavailable LockBox Receipts                                             846,442
                                                                    ------------
Total Cash                                                             3,158,610
                                                                    ============

I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor In Possession Interim Statement is True and complete to the best of my knowledge.


Dated: December 18, 2001            /s/ Carolyn H. Noonan
       -----------------         ----------------------------------------------
                                             Debtor in Possession

                      OFFICE OF THE UNITED STATES TRUSTEE

IN RE  OUTSOURCE INTERNATIONAL, INC

                    DEBTOR IN POSSESSION INTERIM STATEMENT

                                 STATEMENT NO. 5
                                         FROM: 10/29/2001           PAGE 1 OF 6
CHAPTER 11 CASE NO. LA 01-28173-BB         TO: 11/25/2001


                                                                       (NEW)              (NEW)               (NEW)
                                                                  Medical Insurance                         Attorney
                                                           H(a)        Funding        Accounts Payable      Debtor Fees
                                                           H(a)     Bank of America   Bank of America     Bank of America
                                                           H(a)      1233436147         1233736075          1233004407
                                                           H(a)     Concord, CA        Concord, CA         Concord, CA
                                                                  -----------------   ----------------    ---------------
       CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A. Opening Cash Balance Per Bank 06/12/2001                     $      --           $      --           $     --
    A.1 Plus Total Receipts per all Prior
         Interim Statements                                          $      --           $      --           $     --
     B. Less Total Disbursements per all
         Prior Statements                                            $(137,584)          $      --           $     --
    B.1 Plus/(Minus) Transfer (to)/from interbank
         account (net) All prior Statements                          $ 144,613           $ 550,000           $150,000
                                                                     ---------           ---------           --------
     C. Beginning Balance per Schedule B.2                           $   7,029           $ 550,000           $150,000
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D. TOTAL RECEIPTS THIS PERIOD                                   $      --           $      --           $     --
                                                                     ---------           ---------           --------
     E. Balance Available (C.2 plus D)                               $   7,029           $ 550,000           $150,000

     F. Less:  Disbursements during Current Period                   $(102,105)          $      --           $     --
(Attach Separate Listing if Necessary)                               $      --
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                     ---------           ---------           --------
    F.1 Net position (E minus F)                                     $ (95,076)          $ 550,000           $150,000

    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
          interbank account (net)                                    $  98,075           $(286,855)          $250,000
                                                                     ---------           ---------           --------
     G. Ending Balance                                               $   2,999           $ 263,145           $400,000
                                                                     ---------           ---------           --------

     I. Other monies on hand - $10,000.00 in
         safe at corporate office for
         disaster/hurricane preparedness.


                                                             (NEW)             (NEW)
                                                            Attorney          Committee
                                                          Fees Creditor       Accountant     Concentration
                                                         Bank of America   Bank of America  Bank of America
                                                           1233004421        1233004402      1233820507
                                                          Concord, CA        Concord, CA     Concord, CA
                                                         ---------------   ---------------  ---------------
       CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A. Opening Cash Balance Per Bank 06/12/2001             $    --          $    --          $ 8,145
    A.1 Plus Total Receipts per all Prior
         Interim Statements                                  $    --          $    --          $    --
     B. Less Total Disbursements per all
         Prior Statements                                    $    --          $    --          $    --
    B.1 Plus/(Minus) Transfer (to)/from interbank
         account (net) All prior Statements                  $40,000          $ 5,000          $(8,145)
                                                             -------          -------          -------
     C. Beginning Balance per Schedule B.2                   $40,000          $ 5,000          $    --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D. TOTAL RECEIPTS THIS PERIOD                                                             $    --

                                                             -------          -------          -------
     E. Balance Available (C.2 plus D)                       $40,000          $ 5,000          $    --

     F. Less:  Disbursements during Current Period           $    --          $    --          $    --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                             -------          -------          -------
    F.1 Net position (E minus F)                             $40,000          $ 5,000          $    --

    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
          interbank account (net)                            $20,000          $ 5,000          $    --
                                                             -------          -------          -------
     G. Ending Balance                                       $60,000          $10,000          $    --
                                                             -------          -------          -------

     I. Other monies on hand - $10,000.00 in
         safe at corporate office for
         disaster/hurricane preparedness.


         I, Carolyn Noonan, authorized signatory, declare under penalty of perjury that the information contained in the above Debtor In Possession Interim Statement is True and complete to the best of my knowledge.


         Dated: December 18, 2001                      /s/ Carolyn Noonan
                ---------------------                 -------------------------
                                                      DEBTOR IN POSSESSION

                      OFFICE OF THE UNITED STATES TRUSTEE

IN RE  OUTSOURCE INTERNATIONAL, INC

                    DEBTOR IN POSSESSION INTERIM STATEMENT

                                 STATEMENT NO. 5
                                         FROM: 10/29/2001           PAGE 2 OF 6
CHAPTER 11 CASE NO. LA 01-28173-BB         TO: 11/25/2001


                                                                                                       (NEW)

                                                        H(a)        Payroll          Payroll        Core/Operating
                                                        H(a)    Bank of America  Bank of America   Bank of America
                                                        H(a)       1233633997       1233833996        1233136172
                                                        H(a)      Concord, CA      Concord, CA       Concord, CA
                                                                ---------------  ---------------   ---------------
       CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A. Opening Cash Balance Per Bank 06/12/2001                   $      --       $    873,395         $    --
    A.1 Plus Total Receipts per all Prior
         Interim Statements                                        $   1,356       $      7,468         $    --
     B. Less Total Disbursements per all
         Prior Statements                                          $(348,373)      $(14,800,763)        $(2,597)
    B.1 Plus/(Minus) Transfer (to)/from interbank
         account (net) All prior Statements                        $ 408,883       $ 14,231,260         $ 9,365
                                                                   ---------       ------------         -------
     C. Beginning Balance per Schedule B.2                         $  61,866       $    311,360         $ 6,768
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D. TOTAL RECEIPTS THIS PERIOD                                 $      --       $         --         $    --
                                                                   ---------       ------------         -------
     E. Balance Available (C.2 plus D)                             $  61,866       $    311,360         $ 6,768

     F. Less:  Disbursements during Current Period                 $(165,034)      $ (3,027,743)        $(3,323)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD
                                                                   ---------       ------------         -------
    F.1 Net position (E minus F)                                   $(103,168)      $ (2,716,383)        $ 3,446

    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
          interbank account (net)                                  $ 154,625       $  2,929,703         $ 3,182
                                                                   ---------       ------------         -------
     G. Ending Balance                                             $  51,457       $    213,320         $ 6,628
                                                                   ---------       ------------         -------

     I. Other monies on hand - $10,000.00 in
         safe at corporate office for
         disaster/hurricane preparedness


                                                                     LockBox           LockBox              LockBox
                                                               Bank of America LA  Bank of America CH   Bank of America
                                                                   1233334412         8188312934          3751598703
                                                                  Concord, CA        Concord, CA          Concord, CA
                                                               ------------------  ------------------   --------------
       CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A. Opening Cash Balance Per Bank 06/12/2001                   $    439,649       $    578,151       $    406,542
    A.1 Plus Total Receipts per all Prior
         Interim Statements                                        $ 24,225,620       $ 35,829,845       $ 24,029,623
     B. Less Total Disbursements per all
         Prior Statements                                          $   (446,641)      $   (596,827)      $ (1,715,392)
    B.1 Plus/(Minus) Transfer (to)/from interbank
         account (net) All prior Statements                        $(23,935,512)      $(35,513,920)      $(22,598,112)
                                                                   ------------       ------------       ------------
     C. Beginning Balance per Schedule B.2                         $    283,116       $    297,249       $    122,662
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D. TOTAL RECEIPTS THIS PERIOD                                 $  5,992,012       $  7,712,669       $  4,706,664
                                                                   ------------       ------------       ------------
     E. Balance Available (C.2 plus D)                             $  6,275,128       $  8,009,919       $  4,829,326

     F. Less:  Disbursements during Current Period                 $         --       $         --       $         --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD
                                                                   ------------       ------------       ------------
    F.1 Net position (E minus F)                                   $  6,275,128       $  8,009,919       $  4,829,326

    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
          interbank account (net)                                  $ (5,776,506)      $ (7,788,234)      $ (4,703,190)
                                                                   ------------       ------------       ------------
     G. Ending Balance                                             $    498,622       $    221,685       $    126,136
                                                                   ------------       ------------       ------------

     I. Other monies on hand - $10,000.00 in
         safe at corporate office for
         disaster/hurricane preparedness

                      OFFICE OF THE UNITED STATES TRUSTEE

IN RE    OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 5
                                              FROM: 10/29/2001      PAGE 3 OF 6
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 11/25/2001

                                                                                 Operating          Operating           Accounts
                                                                         H(a)     Account             Account            Payable
                                                                         H(a)   Citizens Bank      Citizens Bank      Citizens Bank
                                                                         H(a)    3303116816         3300167983         3399000024
                                                                         H(a)   Manchester, NH     Manchester, NH     Manchester, NH
                                                                                ---------------    --------------     --------------
            CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                                $        100      $     19,635        $         --
    A.1 Plus Total Receipts per all Prior Interim Statements                     $  2,966,471      $         --        $         --
     B. Less Total Disbursements per all Prior Statements                        $ (8,776,091)     $     (3,259)       $     (1,606)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                    $  7,492,534      $    (16,376)       $      1,606
                                                                                 ------------      ------------        ------------
     C. Beginning Balance per Schedule B.2                                       $  1,683,014      $         --        $         --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                              $         --      $         --        $         --
                                                                                 ------------      ------------        ------------
     E.  Balance Available (C.2 plus D)                                          $  1,683,014      $         --        $         --

     F.  Less:  Disbursements during Current Period                              $ (1,302,259)     $         --        $         --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                                 ------------      ------------        ------------
 F.1     Net position (E minus F)                                                $    380,755      $         --        $         --
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                                 $  1,931,413      $         --        $         --
                                                                                 ------------      ------------        ------------
     G. Ending Balance                                                           $  2,312,168      $         --        $         --
                                                                                 ------------      ------------        ------------


                                                                                 Accounts           Accounts
                                                                                  Payable            Payable         Concentration
                                                                               Citizens Bank      Citizens Bank     First Star Bank
                                                                                3303116832         3399000148          823213004
                                                                               Manchester, NH     Manchester, NH     Cincinnati, OH
                                                                               --------------     --------------    ---------------
            CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                                $        100     $         --        $    970,445
    A.1 Plus Total Receipts per all Prior Interim Statements                     $         --     $         --        $         --
     B. Less Total Disbursements per
         all Prior Statements                                                    $   (629,844)    $ (6,608,776)       $         --
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                    $    629,744     $  6,608,776        $   (543,944)
                                                                                 ------------     ------------        ------------
     C. Beginning Balance per Schedule B.2                                       $         --     $         --        $    426,502
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                              $         --     $         --        $         --
                                                                                 ------------     ------------        ------------
     E.  Balance Available (C.2 plus D)                                          $         --     $         --        $    426,502

     F.  Less:  Disbursements during Current Period                              $         --     $ (1,980,644)       $         --
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                                 ------------     ------------        ------------
 F.1     Net position (E minus F)                                                $         --     $ (1,980,644)       $    426,502
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                                 $         --     $  1,980,644        $   (265,275)
                                                                                 ------------     ------------        ------------
     G. Ending Balance                                                           $         --     $         --        $    161,227
                                                                                 ------------     ------------        ------------
     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

                      OFFICE OF THE UNITED STATES TRUSTEE

IN RE    OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 5
                                              FROM: 10/29/2001      PAGE 4 OF 6
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 11/25/2001

                                                                                                    Concentration        Payroll
                                                                         H(a)      Payroll         First Tennessee   First Tennessee
                                                                         H(a)   First Star Bank          Bank             Bank
                                                                         H(a)      823213012           100080412        100196519
                                                                         H(a)   Cincinnati, OH       Memphis, TN       Memphis, TN
                                                                                ----------------   ----------------  ---------------
            CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                                $         --      $    113,699        $         --
    A.1 Plus Total Receipts per all Prior Interim Statements                     $         --      $         --        $         --
     B. Less Total Disbursements per all Prior Statements                        $(22,373,698)     $     (4,478)       $ (2,688,084)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                                    $ 22,373,698      $    (95,908)       $  2,688,084
                                                                                 ------------      ------------        ------------
     C. Beginning Balance per Schedule B.2                                       $         --      $     13,314        $         --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                              $         --      $         --        $         --
                                                                                 ------------      ------------        ------------
     E.  Balance Available (C.2 plus D)                                          $         --      $     13,314        $         --

     F.  Less:  Disbursements during Current Period                              $ (4,685,363)     $     (1,772)       $   (504,984)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                                 ------------      ------------        ------------
 F.1     Net position (E minus F)                                                $ (4,685,363)     $     11,542        $   (504,984)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                                 $  4,685,363      $     (4,083)       $    504,984
                                                                                 ------------      ------------        ------------
     G. Ending Balance                                                           $         --      $      7,459        $         --
                                                                                 ------------      ------------        ------------


                                                                            Payroll          ACH Payroll        Concentration
                                                                         First Tennessee   First Tennessee       First Union
                                                                              Bank              Bank            National Bank
                                                                           100380734          101829397         2080000373357
                                                                          Memphis, TN       Memphis, TN      Deerfield Beach, FL
                                                                         --------------    --------------    --------------------
            CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                        $        894        $         --         $    411,098
    A.1 Plus Total Receipts per all Prior Interim Statements             $         --        $         --         $         --
     B. Less Total Disbursements per                                     $        (16)       $ (3,497,565)        $    (70,803)
         all Prior Statements
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)                                         $       (878)       $  3,515,784         $   (170,476)
         All prior Statements                                            ------------        ------------         ------------
                                                                         $         --        $     18,219         $    169,818
     C. Beginning Balance per Schedule B.2
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                      $         --        $         --         $         --
                                                                         ------------        ------------         ------------
     E.  Balance Available (C.2 plus D)                                  $         --        $     18,219         $    169,818

     F.  Less:  Disbursements during Current Period                      $         --        $ (1,490,229)        $     (9,512)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                         ------------        ------------         ------------
 F.1     Net position (E minus F)                                        $         --        $ (1,472,011)        $    160,306
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                         $         --        $  1,508,751         $    (70,359)
                                                                         ------------        ------------         ------------
     G. Ending Balance                                                   $         --        $     36,740         $     89,947
                                                                         ------------        ------------         ------------
     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

                      OFFICE OF THE UNITED STATES TRUSTEE

IN RE    OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 5
                                              FROM: 10/29/2001      PAGE 5 OF 6
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 11/25/2001

                                                                            Payroll                Payroll           Concentration
                                                                 H(a)     First Union           First Union        Michigan National
                                                                 H(a)    National Bank          National Bank             Bank
                                                                 H(a)    2079940007435         207009940011586         5961844940
                                                                 H(a)  Deerfield Beach, FL   Deerfield Beach, FL       Livonia, MI
                                                                       -------------------   --------------------  -----------------
            CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                         $         --           $         --          $     66,832
    A.1 Plus Total Receipts per all Prior Interim Statements              $         --           $         --          $        764
     B. Less Total Disbursements per all Prior Statements                 $ (6,799,738)          $ (2,691,215)         $     (9,244)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                             $  6,799,738           $  2,691,215          $     59,762
                                                                          ------------           ------------          ------------
     C. Beginning Balance per Schedule B.2                                $         --           $         --          $    118,114
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                       $         --           $         --          $         --
                                                                          ------------           ------------          ------------
     E.  Balance Available (C.2 plus D)                                   $         --           $         --          $    118,114

     F.  Less:  Disbursements during Current Period                       $ (1,177,782)          $   (416,520)         $     (2,591)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                          ------------           ------------          ------------
 F.1     Net position (E minus F)                                         $ (1,177,782)          $   (416,520)         $    115,523
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                          $  1,177,782           $    416,520          $    (28,252)
                                                                          ------------           ------------          ------------
     G. Ending Balance                                                    $         --           $         --          $     87,271
                                                                          ------------           ------------          ------------


                                                                           Payroll               Payroll             Payroll Taxes
                                                                       Michigan National     Michigan National     Michigan National
                                                                             Bank                  Bank                  Bank
                                                                          2770710164             2770710420           6856302242
                                                                         Livonia, MI            Livonia, MI           Livonia, MI
                                                                       -----------------     -----------------     -----------------
            CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                        $          1          $          1           $    697,525
    A.1 Plus Total Receipts per all Prior Interim Statements             $         --          $         --           $         --
     B. Less Total Disbursements per
         all Prior Statements                                            $ (1,882,532)         $     (2,495)          $(11,007,720)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                            $  1,882,531          $      2,494           $ 10,394,876
                                                                         ------------          ------------           ------------
     C. Beginning Balance per Schedule B.2                               $         --          $         --           $     84,681
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                      $         --          $         --           $         --
                                                                         ------------          ------------           ------------
     E.  Balance Available (C.2 plus D)                                  $         --          $         --           $     84,681

     F.  Less:  Disbursements during Current Period                      $   (269,322)         $         --           $ (2,528,546)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                         ------------          ------------           ------------
 F.1     Net position (E minus F)                                        $   (269,322)         $         --           $ (2,443,864)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                         $    269,322          $         --           $  2,570,000
                                                                         ------------          ------------           ------------
     G. Ending Balance                                                   $         --          $         --           $    126,136
                                                                         ------------          ------------           ------------
     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

                      OFFICE OF THE UNITED STATES TRUSTEE

IN RE    OUTSOURCE INTERNATIONAL, INC

                     DEBTOR IN POSSESSION INTERIM STATEMENT

                                      STATEMENT NO. 5
                                              FROM: 10/29/2001      PAGE 6 OF 6
CHAPTER 11 CASE NO. LA 01-28173-BB              TO: 11/25/2001

                                                              H(a)      Concentration             Payroll             Payroll
                                                              H(a)      Norwest Bank           Norwest Bank        Norwest Bank
                                                              H(a)       5058061791             8012703781           8012703799
                                                              H(a)  Colorado Springs, CO  Colorado Springs, CO  Colorado Springs, CO
                                                                    --------------------- --------------------- --------------------
            CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                       $    154,709             $         --          $         --
    A.1 Plus Total Receipts per all Prior Interim Statements            $         --             $         --          $         --
     B. Less Total Disbursements per all Prior Statements               $    (18,464)            $   (409,601)         $ (1,977,712)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                           $    (76,357)            $    409,601          $  1,977,712
                                                                        ------------             ------------          ------------
     C. Beginning Balance per Schedule B.2                              $     59,888             $         --          $         --
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                     $         --             $         --          $         --
                                                                        ------------             ------------          ------------
     E.  Balance Available (C.2 plus D)                                 $     59,888             $         --          $         --

     F.  Less:  Disbursements during Current Period                     $     (3,578)            $    (19,574)         $    (66,536)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                        ------------             ------------          ------------
 F.1     Net position (E minus F)                                       $     56,310             $    (19,574)         $    (66,536)
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                        $     42,246             $     19,574          $     66,536
                                                                        ------------             ------------          ------------
     G. Ending Balance                                                  $     98,556             $         --          $         --
                                                                        ------------             ------------          ------------


                                                                             (NEW)                (NEW)
                                                                         Concentration             C/D
                                                                           Key Bank              Key Bank
                                                                          769081017022         440997600257           Totals
                                                                         --------------        ------------       --------------
            CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)

     A.  Opening Cash Balance Per Bank 06/12/2001                         $         --         $         --         $  4,740,920
    A.1 Plus Total Receipts per all Prior Interim Statements              $         --         $         --         $ 87,061,148
     B. Less Total Disbursements per
         all Prior Statements                                             $         --         $         --         $(87,501,116)
    B.1  Plus/(Minus) Transfer (to)/from
         interbank account (net)
         All prior Statements                                             $         --         $         --         $    107,648
                                                                          ------------         ------------         ------------
     C. Beginning Balance per Schedule B.2                                $         --         $         --         $  4,408,600
(Attach Separate Listing if Necessary)
See Attached Consolidated Statements 1 & 2

     D.  TOTAL RECEIPTS THIS PERIOD                                       $         --         $         --         $ 18,411,346
                                                                                                                              --
                                                                          ------------         ------------         ------------
     E.  Balance Available (C.2 plus D)                                   $         --         $         --         $ 22,819,945

     F.  Less:  Disbursements during Current Period                       $       (520)        $   (285,046)        $(18,042,982)
(Attach Separate Listing if Necessary)
Cash Disbursements detail in excess of 2,000 pages,
available on enclosed CD.
                                                                          ------------         ------------         ------------
 F.1     Net position (E minus F)                                         $       (520)        $   (285,046)        $  4,776,964
    F.2 Other Transactions:
         Plus/(Minus) Transfer (to)/from
         interbank account (net)                                          $      3,989         $    285,046         $         (0)
                                                                          ------------         ------------         ------------
     G. Ending Balance                                                    $      3,468         $         --         $  4,776,964
                                                                          ------------         ------------         ------------
     I. Other monies on hand - $10,000.00 in safe at corporate office for disaster/hurricane preparedness.

                      OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------
IN RE: OUTSOURCE INTERNATIONAL, INC.       DEBTOR IN POSSESSION OPERATING REPORT

                                    DEBTOR

                                          CONSOLIDATED     5        PAGE 1 OF 3

CHAPTER 11 CASE NO:  LA 01-28173-BB       FOR THE PERIOD FROM:  10/29/2001
                                                           TO:  11/25/2001
--------------------------------------------------------------------------------


CONSOLIDATED

1.  PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)
     A.  RELATED TO BUSINESS OPERATIONS:
          GROSS SALES                                                            $14,535,316
           LESS:  SALES RETURNS & DISCOUNTS                                         (109,474)
                                                                                 -----------
                   NET SALES                                                                      $14,425,842
           LESS:  COST OF GOODS SOLD:                                                              11,499,417
                                                                                                  -----------
               GROSS PROFIT                                                                                           $ 2,926,425
               OTHER OPERATING REVENUES                                                                                        --
           LESS: OPERATING EXPENSES                                                                                            --
           OFFICER COMPENSATION                                                       93,946
           SALARIES AND WAGES--OTHER EMPLOYEES                                     2,105,152
                                                                                 -----------
                TOTAL SALARIES AND WAGES                                                            2,199,098
                EMPLOYEE BENEFITS AND PENSIONS                                                        115,868

           PAYROLL TAXES                                                             160,786
           REAL ESTATE TAXES                                                           4,472
           FEDERAL AND STATE INCOME TAXES                                              4,000
                                                                                 -----------
                  TOTAL TAXES                                                                         169,258
           RENT AND LEASE EXP. (REAL PROPERTY AND PERSONAL PROPERTY)                 263,972
           INTEREST EXPENSE (MORTGAGE, LOAN, ETC)                                    172,196
           INSURANCE                                                                  42,838
           AUTOMOBILE EXPENSE                                                         69,754
           UTILITIES (GAS, ELECTRIC, WATER, TELEPHONE, ETC.)                         213,542
           DEPRECIATION AND AMORTIZATION                                             445,687
           REPAIRS AND MAINTENANCE                                                    14,257
           ADVERTISING                                                                13,217
           SUPPLIES, OFFICE EXPENSES, PHOTOCOPIES, ETC.                              106,018
           BAD DEBTS                                                                 192,845
           Misc Op Exp (T&E,relo,rep,meet,recruit,bank/collect
              fees,lic/tax)                                                          250,540
                                                                                 -----------
                 TOTAL OPERATING EXPENSES                                                           1,784,865
                                                                                                  -----------
                     NET GAIN/LOSS FROM BUSINESS OPERATIONS                                                            (1,342,663)
     B.  NOT RELATED TO BUSINESS OPERATIONS:
              INCOME:
                  INTEREST INCOME                                                      8,987
                  OTHER NON-OPERATING REVENUES (VNDG MACH COMMISS,
                     LAWSUIT ADJ, RESTIT)                                                486
                  GROSS PROCEEDS ON SALE OF ASSETS                                         0
                  LESS:  ORIGINAL COST OF ASSETS PLUS EXPENSES OF SALE                21,241
                       NET GAIN/LOSS ON SALE OF ASSETS                               (21,241)
                                                                                 -----------
                  TOTAL NON-OPERATING INCOME                                                          (11,768)
              EXPENSES NOT RELATED TO BUSINESS OPERATIONS:
                                    ACCOUNTING & AUDITING FEES                        15,000
                                    LEGAL FEES                                       968,364
                                    OTHER PROF./CONSULT FEES                        (425,812)
                  OTHER NON-OPERATING EXPENSES (SPECIFY)                                  --
                                                                                 -----------
                  TOTAL NON-OPERATING EXPENSES                                                        557,551
                                                                                                                      ------------
     NET INCOME/LOSS FOR PERIOD                                                                                       $(1,911,983)
                                                                                                                      ============

            DEBTOR IN POSSESSION OPERATING REPORT NO: 5             Page 2 of 3

2. Aging of Accounts Payable and Accounts Receivable (Exclude pre-petition accounts payable):

CONSOLIDATED:                                 Accounts Payable              Accounts Receivable
-------------                                 ----------------              -------------------
         Current   Under 46 Days                 139,234.60                   19,000,808.58
         Overdue   46 - 60 Days                    9,094.87                    2,072,636.65
         Overdue   61 - 90 Days                   98,859.06                      684,262.15
         Overdue:  91 - 150 Days                 300,224.85                      263,538.80
         Overdue: 151 - 179 Days                  92,623.20                       70,120.69
         Overdue: >=180 Days                         208.70                      412,463.26
         TOTAL                                   640,245.28                   22,503,830.13

3.       Statement of Status of Payments to Secured Creditors and Lessors:

                           Frequency                                                     Post-Petition
                        of Payments per          Amount            Next               Payments Not Made*
    Creditor/           Contract/Lease          of Each           Payment
     Lessor            (i.e. Mo., Qtr.)         Payment             Due               Number         Amount

--------------------   ----------------         -------           -------          -----------      ---------
SEE ATTACHED RIDER 3
--------------------   ----------------         -------           -------          -----------      ---------

--------------------   ----------------         -------           -------          -----------      ---------

--------------------   ----------------         -------           -------          -----------      ---------

--------------------   ----------------         -------           -------          -----------      ---------


*        Explanation for Non-Payment: In accordance with bankruptcy code section 365(D)(10), during the month of August, debtor began paying the amounts due under the personal property leases for August, although not all August payments were made during the August reporting period. For the November reporting period, the debtor is current and intends to remain current going forward on personal property lease payments pending the decision to assume or reject the personal property leases.

4.       Tax Liability: SEE ATTACHED RIDER 4*

                        Gross Payroll Expense for Period: $12,529,416.80

                        Gross Sales for Period Subject to Sales Tax: $173,785.00


                                                                                                           Post-Petition
                                                                                                            Taxes Still
                                                      Date Paid            Amount Paid * (NOTE 1)              Owing
                                                   -----------------       ---------------------         -------------------
Federal Payroll and Withholding Taxes              Various                    $2,138,486.98              $160,410.52 (NOTE 2)

State Payroll and Withholding Taxes (NOTE 3)       Various                    $  182,839.16              $555,146.73 (NOTE 2)

State Sales and Use Taxes                          November 20, 2001          $   10,406.00              $  9,071.00 (NOTE 2)

Real Property Taxes                                N/A                        N/A                        N/A

* Attach photocopies of depository receipts from taxing authorities or financial institutions to verify that such deposits or payments have been made. (NOTE 1) Returns provided regularly to UST, payments generally via ACH. Payment includes amounts due in November from October + amounts due in November from November. (NOTE 2) Payment is due in December. (NOTE 3) Includes local taxes.

5.       Insurance Coverage: SEE ATTACHED RIDER 5 AT LA01-28173-BB


                                                 Carrier/        Amount           Policy            Premium
                                                  Agent            of            Expiration       Paid Through
                                                   Name         Coverage           Date              Date
                                                 --------       --------         ----------       -----------
Worker's Compensation
                                                 --------       --------         ----------       -----------
Liability
                                                 --------       --------         ----------       -----------
Fire and Extended Coverage
                                                 --------       --------         ----------       -----------
Property
                                                 --------       --------         ----------       -----------
Theft
                                                 --------       --------         ----------       -----------
Life (Beneficiary:_______________)
                                                 --------       --------         ----------       -----------
Vehicle
                                                 --------       --------         ----------       -----------
Other (Specify):
                                                 --------       --------         ----------       -----------


Revised April 1989                OPERATING REPORT                        UST-4

                                                                     Page 3 of 3
                  DEBTOR IN POSSESSION OPERATING REPORT NO: 5

6.       Questions:

A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders or other principals without the approval of the Office of the United States Trustee?

             Yes      Explain:
         -------              -------------------------------------------------
         X   No
         ------

B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

             Yes      Explain:
         -------              -------------------------------------------------
         X   No
         ------

7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

CONSOLIDATED


                                                      State Type of                         Total Post-
                                                      Professional                        Petition Amount
Name of Professional                           (Attorney/Accountant/etc.)                     Unpaid
--------------------                           --------------------------                 ---------------
KTBS                                               Bankruptcy Counsel                   $160,000 (estimate)

Akerman, Senterfitt                                General Counsel                      $ 76,382 (estimate)

DeBellas                                           Investment Advisor                   $ 15,572 (estimate)

Bankruptcy Management Corp                         Bankruptcy Consultant                $170,407 (estimate)


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business (Attach separate sheet if necessary)

See attached Rider 6 at LA 01-28173BB.

9. Quarterly Fees: (This Fee MUST be paid to the United States Trustee every calendar quarter)


     Quarterly                Total                                                                          Quarterly
       Period             Disbursements          Quarterly          Date           Amount        Check       Fee Still
       Ending              for Quarter              Fee             Paid            Paid          No.          Owing
     ---------            -------------          ---------          ----           ------        -----       ---------
9/30/2001                       0                   250          10/26/2001         250         218238          0
--------------------- ----------------------- ---------------- --------------- ------------- ----------- ---------------

--------------------- ----------------------- ---------------- --------------- ------------- ----------- ---------------

--------------------- ----------------------- ---------------- --------------- ------------- ----------- ---------------

--------------------- ----------------------- ---------------- --------------- ------------- ----------- ---------------

--------------------- ----------------------- ---------------- --------------- ------------- ----------- ---------------

--------------------- ----------------------- ---------------- --------------- ------------- ----------- ---------------

I, Carolyn H. Noonan, the Vice President, Controller and Assistant Secretary of Outsource International, Inc., debtor in this chapter 11 case, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:  December 18, 2001
                                             /s/ Carolyn H. Noonan
                                             ----------------------------------
                                             Debtor in Possession or Trustee

Revised April 1989                OPERATING REPORT                        UST-4

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                            Case No. LA 01-28173BB
                                 Consolidated


                                           FREQUENCY OF
                                           PAYMENTS PER           AMOUNT OF         NEXT PAYMENT              POST-PETITION
CREDITOR/LESSOR                           CONTRACT/LEASE        EACH PAYMENT            DUE                PAYMENTS NOT MADE **
---------------                           --------------        ------------        ------------         ------------------------

ABELCO DISCOUNT                                               (7,228,652.00)                               0        (7,228,652.00)
ABLECO TERM LOAN A                           quarterly           500,000.00           10/31/01             0           500,000.00
ABLECO TERM LOAN B                            balloon          8,549,980.58           08/15/03             0         8,549,980.58
ADVANTA BUSINESS SERVICES CORP                monthly                207.76           12/04/01             1               207.76
CIT REVOLVER                                   daily          17,496,455.60        Variable Daily          0        17,496,455.60
CITICORP VENDOR FINANCE INC                   monthly                560.74           12/09/01             1               560.74
CITICORP VENDOR FINANCE INC                   monthly                308.69           12/09/01             1               308.69
CITICORP VENDOR FINANCE INC                   monthly                380.04           12/09/01             1               380.04
COMERICA BANK                                 monthly              1,021.66           12/24/01             6             6,129.96
COPYCO INC                                      N/A                  461.42        Note 1                  1               461.42
COPYCO INC                                      N/A                  421.16        Note 1                  1               421.16
DE LAGE LANDEN FINANCIAL SERVICES             monthly                197.09           12/11/01             1               197.09
DE LAGE LANDEN FINANCIAL SERVICES             monthly                133.33           12/13/01             1               133.33
DE LAGE LANDEN FINANCIAL SERVICES             monthly                188.57           12/11/01             1               188.57
DE LAGE LANDEN FINANCIAL SERVICES             monthly                125.28           12/13/01             1               125.28
DeLage Landen Fin Svcs (was Bancone)          monthly              5,914.80           12/01/01             1             5,914.80
FIDELITY LEASING INC. aka CITICAPITAL         monthly                114.95           12/15/01             1               114.95
FLEET BUSINESS CREDIT CORPORATION             monthly                 94.62           12/08/01             1                94.62
FLEET BUSINESS CREDIT CORPORATION             monthly                 60.76           12/08/01           1.6                97.22
FLEET BUSINESS CREDIT CORPORATION             monthly                 93.77           12/08/01           1.6               150.03
FLEET BUSINESS CREDIT CORPORATION             monthly                 57.79           12/08/01           1.6                92.46
FLEET BUSINESS CREDIT CORPORATION             monthly                 93.86           12/08/01           1.6               150.18
FLEET BUSINESS CREDIT CORPORATION             monthly                 57.79           12/08/01           1.6                92.46
FLEET BUSINESS CREDIT CORPORATION             monthly                 93.86           12/08/01           1.6               150.18
FLEET BUSINESS CREDIT CORPORATION             monthly                 93.86           12/08/01           1.6               150.18
FLEET BUSINESS CREDIT CORPORATION             monthly                 94.23           12/08/01           1.6               150.77
FLEET BUSINESS CREDIT CORPORATION             monthly                 94.42           12/08/01           1.6               151.07
FLEET BUSINESS CREDIT CORPORATION             monthly                 14.50           12/08/01           1.6                23.20
FLEET BUSINESS CREDIT CORPORATION             monthly                 11.46           12/08/01           1.6                18.34
FLEET BUSINESS CREDIT CORPORATION             monthly                 93.08           12/08/01           1.6               148.93
FLEET BUSINESS CREDIT CORPORATION             monthly                 70.04           12/08/01           1.6               112.06
FLEET BUSINESS CREDIT CORPORATION             monthly                 94.67           12/08/01           1.6               151.47
FLEET BUSINESS CREDIT CORPORATION             monthly                 76.81           12/08/01           1.6               122.90
FLEET BUSINESS CREDIT CORPORATION             monthly                 94.67           12/08/01           1.6               151.47
FLEET BUSINESS CREDIT CORPORATION             monthly                 94.67           12/08/01           1.6               151.47
FLEET BUSINESS CREDIT CORPORATION             monthly                 85.33           12/08/01           1.6               136.53
FLEET BUSINESS CREDIT CORPORATION             monthly                 70.54           12/08/01           1.6               112.86
FLEET BUSINESS CREDIT CORPORATION             monthly                144.93           12/08/01           1.6               231.89
FLEET BUSINESS CREDIT CORPORATION             monthly                153.74           12/08/01           1.6               245.98
FLEET BUSINESS CREDIT CORPORATION             monthly                 86.13           12/08/01           1.6               137.81
FLEET BUSINESS CREDIT CORPORATION             monthly                 94.66           12/08/01           1.6               151.46
FLEET BUSINESS CREDIT CORPORATION             monthly                117.62           12/08/01           1.6               188.19
FLEET BUSINESS CREDIT CORPORATION             monthly                 96.70           12/08/01           1.6               154.72
FLEET BUSINESS CREDIT CORPORATION             monthly                356.15           12/08/01           1.6               569.84
FLEET BUSINESS CREDIT CORPORATION             monthly                356.15           12/08/01           1.6               569.84
FLEET BUSINESS CREDIT CORPORATION             monthly                356.15           12/08/01           1.6               569.84
FLEET BUSINESS CREDIT CORPORATION             monthly                 89.31           12/08/01           1.6               142.90
FLEET BUSINESS CREDIT CORPORATION             monthly                 62.12           12/08/01           1.6                99.39
FLEET BUSINESS CREDIT CORPORATION             monthly                 68.79           12/08/01           1.6               110.06
FLEET BUSINESS CREDIT CORPORATION             monthly                 68.79           12/08/01           1.6               110.06
FLEET BUSINESS CREDIT CORPORATION             monthly                 12.22           12/08/01           1.6                19.55
FLEET BUSINESS CREDIT CORPORATION             monthly                107.28           12/08/01           1.6               171.65
FLEET BUSINESS CREDIT CORPORATION             monthly                 85.33           12/08/01           1.6               136.53
FLEET BUSINESS CREDIT CORPORATION             monthly                 94.67           12/08/01           1.6               151.47
FLEET BUSINESS CREDIT CORPORATION             monthly                 70.14           12/08/01           1.6               112.22
FLEET BUSINESS CREDIT CORPORATION             monthly                181.63           12/08/01           1.6               290.61
FLEET BUSINESS CREDIT CORPORATION             monthly                 68.79           12/08/01           1.6               110.06
FLEET BUSINESS CREDIT CORPORATION             monthly                 94.67           12/08/01           1.6               151.47
FLEET BUSINESS CREDIT CORPORATION             monthly                 41.92           12/08/01           1.6                67.07
FLEET BUSINESS CREDIT CORPORATION             monthly                 76.17           12/08/01           1.6               121.87
FLEET BUSINESS CREDIT CORPORATION             monthly                 93.16           12/08/01           1.6               149.06

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                            Case No. LA 01-28173BB
                                 Consolidated


                                           FREQUENCY OF
                                           PAYMENTS PER           AMOUNT OF         NEXT PAYMENT              POST-PETITION
CREDITOR/LESSOR                           CONTRACT/LEASE        EACH PAYMENT            DUE                PAYMENTS NOT MADE **
---------------                           --------------        ------------        ------------         ------------------------

FLEET BUSINESS CREDIT CORPORATION             monthly                105.80           12/08/01           1.6               169.28
FLEET BUSINESS CREDIT CORPORATION             monthly                107.28           12/08/01           1.6               171.65
FLEET BUSINESS CREDIT CORPORATION             monthly                 93.16           12/08/01           1.6               149.06
FLEET BUSINESS CREDIT CORPORATION             monthly                120.07           12/08/01           1.6               192.11
FLEET BUSINESS CREDIT CORPORATION             monthly                109.09           12/08/01           1.6               174.54
FLEET BUSINESS CREDIT CORPORATION             monthly                 14.33           12/08/01           1.6                22.93
FLEET BUSINESS CREDIT CORPORATION             monthly                212.83           12/08/01           1.6               340.53
FLEET BUSINESS CREDIT CORPORATION             monthly                 86.37           12/08/01           1.6               138.19
FLEET BUSINESS CREDIT CORPORATION             monthly                 86.57           12/08/01           1.6               138.51
FLEET BUSINESS CREDIT CORPORATION             monthly                 86.37           12/08/01           1.6               138.19
FLEET BUSINESS CREDIT CORPORATION             monthly                 86.37           12/08/01           1.6               138.19
FLEET BUSINESS CREDIT CORPORATION             monthly                 86.17           12/08/01           1.6               137.87
FLEET BUSINESS CREDIT CORPORATION             monthly                 82.91           12/08/01           1.6               132.66
FLEET BUSINESS CREDIT CORPORATION             monthly                 84.60           12/08/01           1.6               135.36
FLEET BUSINESS CREDIT CORPORATION             monthly                 84.60           12/08/01           1.6               135.36
FLEET BUSINESS CREDIT CORPORATION             monthly                 84.60           12/08/01           1.6               135.36
FLEET BUSINESS CREDIT CORPORATION             monthly                 57.74           12/08/01           1.6                92.38
FLEET BUSINESS CREDIT CORPORATION             monthly                949.04           12/08/01           1.6             1,518.46
FLEET BUSINESS CREDIT CORPORATION             monthly                429.15           12/08/01           1.6               686.64
FLEET BUSINESS CREDIT CORPORATION             monthly                 92.40           12/08/01           1.6               147.84
FLEET BUSINESS CREDIT CORPORATION             monthly                175.45           12/08/01           1.6               280.72
FLEET BUSINESS CREDIT CORPORATION             monthly                 71.21           12/08/01           1.6               113.94
FLEET BUSINESS CREDIT CORPORATION             monthly                 70.21           12/08/01           1.6               112.34
FLEET BUSINESS CREDIT CORPORATION             monthly                 61.69           12/08/01           1.6                98.70
FLEET BUSINESS CREDIT CORPORATION             monthly                109.24           12/08/01           1.6               174.78
FLEET BUSINESS CREDIT CORPORATION             monthly                100.97           12/08/01           1.6               161.55
FLEET BUSINESS CREDIT CORPORATION             monthly                 70.54           12/08/01           1.6               112.86
FLEET BUSINESS CREDIT CORPORATION             monthly                 35.27           12/08/01           1.6                56.43
FLEET BUSINESS CREDIT CORPORATION             monthly                101.44           12/08/01           1.6               162.30
FLEET BUSINESS CREDIT CORPORATION             monthly                 50.72           12/08/01           1.6                81.15
FLEET BUSINESS CREDIT CORPORATION             monthly                 70.21           12/08/01           1.6               112.34
FLEET BUSINESS CREDIT CORPORATION             monthly                 70.48           12/08/01           1.6               112.77
FLEET BUSINESS CREDIT CORPORATION             monthly                 35.27           12/08/01           1.6                56.43
FLEET BUSINESS CREDIT CORPORATION             monthly                101.44           12/08/01           1.6               162.30
FLEET BUSINESS CREDIT CORPORATION             monthly                 50.72           12/08/01           1.6                81.15
FLEET BUSINESS CREDIT CORPORATION             monthly                 70.21           12/08/01           1.6               112.34
FLEET BUSINESS CREDIT CORPORATION             monthly                100.97           12/08/01           1.6               161.55
FLEET BUSINESS CREDIT CORPORATION             monthly                100.97           12/08/01           1.6               161.55
FLEET BUSINESS CREDIT CORPORATION             monthly                 70.87           12/08/01           1.6               113.39
FLEET BUSINESS CREDIT CORPORATION             monthly                 96.23           12/08/01           1.6               153.97
FLEET BUSINESS CREDIT CORPORATION             monthly                204.20           12/08/01           1.6               326.72
FLEET BUSINESS CREDIT CORPORATION             monthly                 96.23           12/08/01           1.6               153.97
FLEET BUSINESS CREDIT CORPORATION             monthly                 96.23           12/08/01           1.6               153.97
FLEET BUSINESS CREDIT CORPORATION             monthly                 96.67           12/08/01           1.6               154.67
FLEET BUSINESS CREDIT CORPORATION             monthly                 96.23           12/08/01           1.6               153.97
FLEET BUSINESS CREDIT CORPORATION             monthly                 49.34           12/08/01           1.6                78.94
FLEET BUSINESS CREDIT CORPORATION             monthly                 96.67           12/08/01           1.6               154.67
FLEET BUSINESS CREDIT CORPORATION             monthly                103.10           12/08/01           1.6               164.96
FLEET BUSINESS CREDIT CORPORATION             monthly                 96.23           12/08/01           1.6               153.97
FLEET BUSINESS CREDIT CORPORATION             monthly                 96.23           12/08/01           1.6               153.97
FLEET BUSINESS CREDIT CORPORATION             monthly                 96.67           12/08/01           1.6               154.67
FLEET BUSINESS CREDIT CORPORATION             monthly                 71.63           12/08/01           1.6               114.61
FLEET BUSINESS CREDIT CORPORATION             monthly                 71.61           12/08/01           1.6               114.58
FLEET BUSINESS CREDIT CORPORATION             monthly                 71.61           12/08/01           1.6               114.58
FLEET BUSINESS CREDIT CORPORATION             monthly                 71.63           12/08/01           1.6               114.61
FLEET BUSINESS CREDIT CORPORATION             monthly                 70.21           12/08/01             1                70.21
FLEET BUSINESS CREDIT CORPORATION             monthly             53,352.75           12/08/01           1.6            85,364.40
FLEET LEASING CORPORATION                       N/A                  498.56         Note 1                 1               498.56
FLEET LEASING CORPORATION                     monthly                446.84           12/21/01             1               446.84
FLEET LONG TERM NOTE                          balloon          5,343,262.23           08/15/04             0         5,343,262.23
FORD MOTOR CREDIT                             monthly                492.14           12/05/01             1               492.14

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                            Case No. LA 01-28173BB
                                 Consolidated


                                           FREQUENCY OF
                                           PAYMENTS PER           AMOUNT OF         NEXT PAYMENT              POST-PETITION
CREDITOR/LESSOR                           CONTRACT/LEASE        EACH PAYMENT            DUE                PAYMENTS NOT MADE **
---------------                           --------------        ------------        ------------         ------------------------

FORD MOTOR CREDIT                             monthly                488.72           12/06/01             1               488.72
FORD MOTOR CREDIT                             monthly                506.38           12/02/01             1               506.38
FORD MOTOR CREDIT                             monthly                506.38           12/02/01             1               506.38
FORD MOTOR CREDIT                             monthly                506.38           12/02/01             1               506.38
GATX CAPITAL                                  monthly                 89.75           12/01/01           1.6               143.60
GATX CAPITAL                                  monthly                 47.92           12/01/01           1.6                76.67
GATX CAPITAL                                  monthly                 90.20           12/01/01           1.6               144.32
GATX CAPITAL                                  monthly                 90.23           12/01/01           1.6               144.37
GATX CAPITAL                                  monthly                 77.73           12/01/01           1.6               124.37
GATX CAPITAL                                  monthly                 85.57           12/01/01           1.6               136.91
GATX CAPITAL                                  monthly                 78.52           12/01/01           1.6               125.63
GATX CAPITAL                                  monthly              3,356.30           12/01/01           1.6             5,370.08
GATX CAPITAL                                  monthly              4,861.75           12/01/01           1.6             7,778.80
GATX CAPITAL                                  monthly                136.37           12/01/01           1.6               218.19
GATX CAPITAL                                  monthly                696.64           12/01/01           1.6             1,114.62
GATX CAPITAL                                  monthly                 90.10           12/01/01           1.6               144.16
GATX CAPITAL                                  monthly                 89.75           12/01/01           1.6               143.60
GATX CAPITAL                                  monthly                 90.12           12/01/01           1.6               144.19
GE CAPITAL                                    monthly                165.87           12/15/01             1               165.87
GE CAPITAL                                    monthly                116.72           12/23/01             1               116.72
GE CAPITAL                                    monthly                206.17           12/23/01             1               206.17
GE CAPITAL                                    monthly                242.20           12/23/01             1               242.20
GE CAPITAL                                    monthly                159.54           12/23/01             1               159.54
GE CAPITAL                                    monthly                 44.36           12/08/01             1                44.36
GE CAPITAL                                    monthly                925.42           12/08/01           0.6               555.25
GE CAPITAL                                    monthly                423.09           12/12/01             1               423.09
GE CAPITAL                                    monthly                233.82           12/06/01             1               233.82
GE CAPITAL                                    monthly                233.82           12/06/01             1               233.82
GE CAPITAL                                    monthly                243.40           12/19/01             1               243.40
GE CAPITAL                                    monthly                233.84           12/06/01             1               233.84
GE CAPITAL                                    monthly                182.02           12/30/01             1               182.02
GE CAPITAL                                    monthly                140.80           12/01/01             1               140.80
GE CAPITAL                                    monthly                132.02           12/30/01             1               132.02
GE CAPITAL                                    monthly                224.41          Note 1                1               224.41
HEWLETT PACKARD                               monthly             15,200.76           12/01/01           1.6            24,321.22
HEWLETT PACKARD                               monthly             29,622.82           12/01/01           1.6            47,396.51
HEWLETT-PACKARD                               monthly              3,968.44           11/01/01           1.6             6,349.50
IOS CAPITAL formerly Ikon Capital             monthly                170.30           11/29/01             1               170.30
IOS CAPITAL formerly Ikon Capital             monthly                211.08           11/29/01             1               211.08
IOS CAPITAL formerly Ikon Capital             monthly                211.08           11/29/01             1               211.08
IOS CAPITAL formerly Ikon Capital             monthly                211.08           11/29/01             1               211.08
IOS CAPITAL formerly Ikon Capital             monthly                211.08           11/29/01             1               211.08
KYOCERA MITA AMERICA INC                        N/A                  233.82          Note 2                1               233.82
KYOCERA MITA AMERICA INC                        N/A                  233.82          Note 2                1               233.82
KYOCERA MITA AMERICA INC                        N/A                  233.84          Note 2                1               233.84
LOOKOUT LEASING CO                            monthly                105.00           12/28/01           0.6                63.00
LOOKOUT LEASING CO                            monthly                105.00           12/28/01             1               105.00
MARLIN LEASING CORPORATION                    monthly                187.68           11/10/01           0.3                15.12
MARLIN LEASING CORPORATION                    monthly                492.17           11/10/01             1               492.17
MICRON/FLEET LEASING                          monthly                857.17           11/01/01             1               857.17
MICRON/FLEET LEASING                          monthly                276.09           11/01/01             1               276.09
MICRON/FLEET LEASING                          monthly                106.53           11/01/01             1               106.53
MICRON/FLEET LEASING                          monthly                126.75           11/11/01             1               126.75
MICRON/FLEET LEASING                          monthly                 71.08           11/11/01             1                71.08
MICRON/FLEET LEASING                          monthly                 73.88           11/11/01             1                73.88
MICRON/FLEET LEASING                          monthly                 71.79           11/15/01             1                71.79
MICRON/FLEET LEASING                          monthly                 71.26           11/01/01             1                71.26
MICRON/FLEET LEASING                          monthly                 58.65           11/15/01             1                58.65
MONROE BANK                                   monthly                559.91           12/02/01             1               559.91
NTFC CAPITAL CORP                             monthly                117.16           CURRENT            0.1                15.12
OLD KENT BANK a/k/a HELLER FINANCIAL          monthly                856.65           12/24/01             2             1,713.30

         Rider 3 - Status of Payments to Secured Creditors and Lessors
                         Outsource International, Inc.
                            Case No. LA 01-28173BB
                                 Consolidated


                                           FREQUENCY OF
                                           PAYMENTS PER           AMOUNT OF         NEXT PAYMENT              POST-PETITION
CREDITOR/LESSOR                           CONTRACT/LEASE        EACH PAYMENT            DUE                PAYMENTS NOT MADE **
---------------                           --------------        ------------        ------------         ------------------------

PANASONIC COMMUNICATIONS & SYS                  N/A                  102.77         Note 2                 1               102.77
PITNEY BOWES                                    N/A                   50.16         Note 1                 1                50.16
PITNEY BOWES CREDIT CORPORATIO                Tax pyt                 86.39             N/A                1                86.39
PITNEY BOWES CREDIT CORPORATIO                monthly                211.23           12/16/01             1               211.23
PITNEY BOWES CREDIT CORPORATIO                monthly                458.43           12/07/01             1               458.43
PITNEY BOWES CREDIT CORPORATIO               quarterly               117.45           12/06/01             1               117.45
SAXON BUSINESS SYSTEMS INC                      N/A                  370.47         Note 1                 1               370.47
TOSHIBA EASY LEASE                              N/A                   32.90         Note 1                 1                32.90
U.S. FINANCIAL                                monthly                698.89           12/28/01           1.4               998.89
UNITED LEASING ASSOCIATES                     monthly                155.28           12/01/01             2               310.56

**       These amounts are also included in the Accounts Payable aging in question #2. Fractions represent partial months unpaid.

Note 1: No further invoices received, or due. Amounts represent June and/or July invoices. See explanation on Operating Report for further explanation.

Note 2: Vendors no longer servicing these leases. Both Kyocera and Panasonic are being serviced through GE CAPITAL and are reflected on schedule as such on a go-forward basis.

RIDER 4 - PAYROLL TAX LIABILITIES FOR PERIOD 11/01/01 THROUGH 11/30/01

                                                                                  NOV 2001          OCT 2001
                                                             NOV 2001             FEDERAL           FEDERAL
                                         TAXABLE GROSS    FEDERAL TAXES         TAXES PD IN          TAXES
PAYROLL ENTITIES                          PAYROLL EXP     DUE (SEE NOTE 1.)       NOV 2001       PD IN NOV 2001
                                        ---------------   -----------------    --------------    --------------
Outsource Int'l of America, Inc.           2,139,171.01         324,207.47        (307,029.15)       (84,502.57)
                                        ---------------     --------------     --------------      ------------
Synadyne III, Inc.                         2,900,819.26         527,824.64        (473,525.08)      (167,193.89)
                                        ---------------     --------------     --------------      ------------
Guardian Employer West LLC                 5,205,542.97         509,410.22        (468,826.82)      (165,557.21)
                                        ---------------     --------------     --------------      ------------
Guardian Employer East LLC                 2,283,883.56         406,141.32        (357,792.09)      (114,060.18)
                                        ---------------     --------------     --------------      ------------

 TOTALS  - ALL ENTITIES                 $ 12,529,416.80     $ 1,767,583.65     $(1,607,173.13)     $(531,313.85)
                                        ===============     ==============     ==============      ============

                                          TOTAL
                                         FEDERAL                                                 NOV 2001        OCT 2001 STATE
                                          TAXES                                 NOV 2001        STATE TAXES         TAXES PD IN
                                         PAID IN              FEDERAL            STATE             PD IN             NOV 2001
PAYROLL ENTITIES                        NOV 2001         TAXES STILL OWED      TAXES DUE          NOV 2001         (SEE NOTE 2.)
                                    ----------------     ----------------    --------------    -------------      -------------
Outsource Int'l of America, Inc.         (391,531.72)          17,178.32             169.00              0.00            (153.00)
                                    ----------------      --------------     --------------     -------------      -------------
Synadyne III, Inc.                       (640,718.97)          54,299.56          46,485.35        (39,448.86)        (11,612.09)
                                    ----------------      --------------     --------------     -------------      -------------
Guardian Employer West LLC               (634,384.03)          40,583.40          56,957.35        (48,142.77)        (28,239.25)
                                    ----------------      --------------     --------------     -------------      -------------
Guardian Employer East LLC               (471,852.27)          48,349.23          36,881.74         (5,006.08)        (40,578.12)
                                    ----------------      --------------     --------------     -------------      -------------

 TOTALS  - ALL ENTITIES             $  (2,138,486.98)     $   160,410.52     $   140,493.44     $  (92,597.71)     $  (80,582.46)
                                    ================      ==============     ==============     =============      =============


                                           TOTAL                                         NOV 2001
                                        STATE TAXES        STATE                           LOCAL       OCT 2001 LOCAL
                                          PD IN          TAXES STILL       NOV 2001        TAXES        TAXES PD IN
                                         NOV 2001,       OWED, INCL.         LOCAL         PD IN          NOV 2001
PAYROLL ENTITIES                        INCL. SUTA          SUTA          TAXES DUE       NOV 2001      (SEE NOTE 3.)
                                      --------------    -------------    -----------    -----------     -----------
Outsource Int'l of America, Inc.             (153.00)        46,040.12           0.00           0.00            0.00
                                      --------------    --------------   ------------   ------------    ------------
Synadyne III, Inc.                        (51,060.95)       275,761.56           0.00           0.00            0.00
                                      --------------    --------------   ------------   ------------    ------------
Guardian Employer West LLC                (76,382.02)       144,254.80         856.00           0.00       (1,058.75)
                                      --------------    --------------   ------------   ------------    ------------
Guardian Employer East LLC                (45,584.20)        82,742.62       6,499.35      (1,007.72)      (7,592.52)
                                      --------------    --------------   ------------   ------------    ------------

 TOTALS - ALL ENTITIES                $  (173,180.17)   $   548,799.10   $   7,355.35   $  (1,007.72)   $  (8,651.27)
                                      ==============    ==============   ============   ============    ============

                                         TOTAL
                                         LOCAL           LOCAL
                                         TAXES           TAXES
                                         PD IN           STILL
PAYROLL ENTITIES                       NOV 2001           OWED
                                      ------------    ------------
Outsource Int'l of America, Inc.              0.00            0.00
                                      ------------    ------------
Synadyne III, Inc.                            0.00            0.00
                                      ------------    ------------
Guardian Employer West LLC               (1,058.75)         856.00
                                      ------------    ------------
Guardian Employer East LLC               (8,600.24)       5,491.63
                                      ------------    ------------

 TOTALS - ALL ENTITIES                $  (9,658.99)   $   6,347.63
                                      ============    ============

                                                    OUTSOURCE                          GUARDIAN        GUARDIAN
                                                     INT'L OF        SYNADYNE          EMPLOYER         EMPLOYER      ALL PAYROLL
PAYROLL TAX SUMMARY:                               AMERICA, INC.     III, INC.        WEST, LLC        EAST, LLC       ENTITIES
                                                  --------------   -------------     ------------    -------------  --------------
NOV 2001 TAXABLE GROSS PAYROLL EXPENSE            $2,139,171.01    $2,900,819.26    $5,205,542.97    $2,283,883.56  $12,529,416.80

TOTAL OCT 2001 FED, STATE & LOCAL TAXES
  PAID IN NOV 2001                                   (84,655.57)     (178,805.98)     (194,855.21)     (162,230.82)    (620,547.58)


TOTAL NOV 2001 FED, STATE & LOCAL TAXES DUE       $  324,376.47    $  574,309.99    $  567,223.57    $  449,522.41  $ 1,915,432.44
LESS NOV 2001 TAXES PAID IN NOV 2001                (307,029.15)     (512,973.94)     (516,969.59)     (363,805.89)  (1,700,778.56)


TOTAL NOV 2001 TAXES STILL OWED AT
  END OF PERIOD                                   $   17,347.32    $   61,336.05    $   50,253.98    $   85,716.52  $   214,653.88
                                                  =============    =============    =============    =============  ==============




NOTE 1.
DIFFERENCES BETWEEN 11/01 - 11/30/01 FWT REPORTS
  AND WHAT IS REPORTED HERE:

TOTAL FWT DUE PER REPORTS 11/01 - 11/30/01
  (CORE & SERVICE)                                $  394,137.32    $  571,726.94    $  568,364.99    $  449,016.73  $ 1,983,245.98
LESS 11/01/01 CORE P/R RETENTION BONUS
  ACCRUED TO 10/31/01                                (58,749.93)      (26,171.49)      (51,350.43)      (30,691.53)    (166,963.38)
LESS 11/30/01 SERVICE P/R ACCRUED
  TO 12/01/01                                        (11,178.43)      (17,417.06)       (7,604.34)      (12,183.88)     (48,383.71)
LESS SUPPLEMENTAL P/R ADJUSTMENTS
  (CORE P/R)                                              (1.49)         (313.75)           --               --            (315.24)

ADJUSTED TOTAL NOV 2001 FEDERAL TAXES DUE         $  324,207.47    $  527,824.64    $  509,410.22    $  406,141.32  $ 1,767,583.65
                                                  =============    =============    =============    =============  ==============



NOTE 2.
DIFFERENCES BETWEEN PRIOR PERIOD SWT & SUTA
  ACCRUALS AND WHAT WAS ACTUALLY PAID:

PRIOR PERIOD SWT/SUTA STILL OWED                  $   46,024.12    $  280,337.16    $  161,277.42    $   91,347.32  $   578,986.02
LESS 3RD QTR 2001 SUTA PAYMENTS UNPAID AS
  OF 11/30/01                                        (45,871.12)     (268,725.07)     (135,440.22)      (50,866.96)    (500,903.37)

11/01/01 TAXES ACCRUED TO 10/31/01 (RE: CORE
  RETENTION BONUS)                                        --               --            2,402.05            97.76        2,499.81

TOTAL PRIOR PERIOD SWT/SUTA PAID                  $      153.00    $   11,612.09    $   28,239.25    $   40,578.12  $    80,582.46
                                                  =============    =============    =============    =============  ==============



NOTE 3. Difference between prior period
        local tax accrual and what was
        actually paid:

EAST LLC Prior period local tax accrual           $   7,563.87
         + 11/01/01 Core P/R Columbus, OH CIWT
         accrued to 10/31/01 payment                     28.65

          Total prior period local tax paid       $   7,592.52
                                                  ============

                           Rider 5 - Insurance Coverage
                                  CONSOLIDATED

OUTSOURCE INTERNATIONAL INC
CONSOLIDATED
INSURANCE SCHEDULE OF COVERAGE
AS OF 11/25/01

                                        Limits/                                                                           Premium
Coverage                              Deductibles                       Term                     Company                  Paid to
--------                              -----------                --------------------            -------                  -------
WORKERS' COMPENSATION                  Statutory                  01/01/01 - 01/01/02             Zurich                 11/30/2001
EMPLOYERS LIABILITY

Each Accident                                  1,000,000
Disease - Each Employee                        1,000,000
Disease - Policy Limit                         1,000,000
Deductible                                       250,000
------------------------------------------------------------------------------------------------------------------------------------

DEDUCTIBLE PROTECTION POLICY                                      01/01/01 - 01/01/02             Zurich                 11/30/2001

(WC, GL, AL)
------------------------------------------------------------------------------------------------------------------------------------

ERRORS & OMISSIONS                                                01/01/01 - 01/01/02      National Union Fire Ins        1/1/2002

Each Accident                                  1,000,000
Aggregate Limit                                2,000,000
Deductible                                        50,000

------------------------------------------------------------------------------------------------------------------------------------

GENERAL LIABILITY                                                 01/01/01 - 01/01/02             Zurich                 11/30/2001

Policy Aggregate                              25,000,000
Location Aggregate                             2,000,000
Products/Completed Ops.                        2,000,000
Each Occurrence                                1,000,000
Personal & Advertising Injury                  1,000,000
Fire Damage - Any One Fire                     1,000,000
Medical - Any One Person                          10,000
Employee Benefits (Claims Made)                1,000,000
Employee Benefits (Aggregate)                  2,000,000
               Retroactive Date (1/01/99)
Deductible                                        50,000
------------------------------------------------------------------------------------------------------------------------------------

AUTO LIABILITY                                                    01/01/01 - 01/01/02              Zurich                 1/1/2002

Bodily Injury & Property Damage                1,000,000
Unisured/Underinsured                          1,000,000
Personal Injury Protection                     Statutory
Medical Payments - each person                     2,000
Hired & Non-Owned Auto                         1,000,000
Deductible                                       100,000
------------------------------------------------------------------------------------------------------------------------------------

AUTO PHYSICAL DAMAGE                                              01/01/01 - 01/01/02               Zurich                1/1/2002

  Deductible-Collision                             1,000
  Deductible-Other Than Collision                  1,000
------------------------------------------------------------------------------------------------------------------------------------

UMBRELLA LIABILITY                                                01/01/01 - 01/01/02     National Union Fire Ins Co      1/1/2002
                                                                                              of Pittsburgh, PA
Each Occurrence                               35,000,000
General Aggregate                             35,000,000
Products/Completed Ops.                       35,000,000
Deductible                                        10,000
------------------------------------------------------------------------------------------------------------------------------------

EMPLOYMENT PRACTICES LIABILITY                                    01/01/01 - 01/01/02            Lexington Ins            1/1/2002

Each Insured Event                             5,000,000
Total Aggregate Policy Paid Limit             10,000,000
Deductible                                        50,000
------------------------------------------------------------------------------------------------------------------------------------

EMPLOYMENT PRACTICES LIABILITY-TAIL
 COVERAGE                                                          Extended Reporting            Lexington Ins            4/8/2003
                                                                         Period
Each Insured Event                             5,000,000              4/8/00-4/8/03
Total Aggregate Policy Paid Limit             10,000,000
------------------------------------------------------------------------------------------------------------------------------------

FIDUCIARY LIABILITY                            5,000,000          01/01/01 - 01/01/02     National Union Fire Ins Co      1/1/2002
                                                                                              of Pittsburgh, PA
Endorsements:
Fl Amendatory Cancellation -
 Non Renewal
Multiemployer Extension
 (Syn Sav & Inv)
Amend Discovery Clause to
 bilateral election
Amend notification requirement
run-off Endorsement for Synadyne
Deductible                                        10,000
------------------------------------------------------------------------------------------------------------------------------------

FIDUCIARY LIABILITY-TAIL COVERAGE              5,000,000           Extended Reporting     National Union Fire Ins Co      4/8/2006
                                                                         Period               of Pittsburgh, PA
Basic Form with following Endorsements:                               4/8/00-4/8/06
   FL Amendatory Cancellation - Non Ren
   Multiemployer Extension (Syn Sav & Inv)
   Option for Two Year Discovery (150%)
   Notice of Claims to Risk or Counsel Defense
   outside Limits for Addl. Prem.
Deductible                                        10,000
------------------------------------------------------------------------------------------------------------------------------------

                           Rider 5 - Insurance Coverage
                                  CONSOLIDATED

OUTSOURCE INTERNATIONAL INC
CONSOLIDATED
INSURANCE SCHEDULE OF COVERAGE
AS OF 11/25/01

                                        Limits/                                                                           Premium
Coverage                              Deductibles                       Term                     Company                  Paid to
--------                              -----------                --------------------            -------                  -------

COMMERCIAL PROPERTY                     Per Schedule on          7/1/01-7/1/2002                 The St. Paul             7/1/2002
                                       File with carrier
------------------------------------------------------------------------------------------------------------------------------------

DIFFERENCE IN CONDITIONS           5,000,000 LOSS LIMIT          10/18/01 - 10/18/02                 Essex                10/18/02
                                                                                                                          (paid on
                                                                                                                          11/1/01)
------------------------------------------------------------------------------------------------------------------------------------

CRIME-FIDELITY                                                    7/29/99-7/29/02       National Union Fire Ins. Co.       7/29/2002

Insured's Fidelity Coverage                    2,000,000
Client's Fidelity Coverage                     2,000,000
Computer Fraud                                 2,000,000
Loss Inside premises/Loss Outside premises     2,000,000
Counterfeit Currency/Depositors Forgery        2,000,000
  Deductible Per Occurrence                      100,000
  Aggregate Deductible                           300,000
------------------------------------------------------------------------------------------------------------------------------------

DIRECTORS & OFFICERS                          20,000,000          10/23/01-10/23/02     National Union Fire Ins. Co.     11/30/2001

 Deductible-SEC & Y2K                            150,000
 Deductible-All Other                             75,000
------------------------------------------------------------------------------------------------------------------------------------

LIQUOR LIABILITY PER EACH EVENT                1,000,000           3/31/01-1/1/02                   Zurich                1/1/2002
aggregate                                      2,000,000
------------------------------------------------------------------------------------------------------------------------------------

BASIC LIFE AND AD&D                   Life: 2 x annual             8/1/01-4/1/02            UNUM Life Ins Co             11/30/2001
                                    salary max $500k w/out
                                    good health evidence, max
                                     $750k w/good health
                                    evidence AD&D: 2 x annual
                                   earnings max $500k or $750k
                                   if evidence of insurability
                                     for life insurance was
                                         approved.
------------------------------------------------------------------------------------------------------------------------------------

LONG TERM DISABILITY                  60% of monthly earnings,     8/1/01-4/1/02            UNUM Life Ins Co             11/30/2001
                                       max $10k monthly until                                                              (PAID
                                       age 65 or disabled                                                                  12/3/01)
------------------------------------------------------------------------------------------------------------------------------------

BUSINESS TRAVEL ACCIDENT
   INSURANCE                           Directors, Officers,        8/1/01-4/1/03            UNUM Life Ins Co              4/1/2003
                                   Managers 3 x annual earnings
                                   max $1 m; all else 1 x annual
                                       earnings max $150k.
------------------------------------------------------------------------------------------------------------------------------------

CIGNA EMPLOYEE MEDICAL COVERAGE
 (SELF INSURED)                    $75,000 per person stop loss    8/1/01-4/1/02                  Cigna                  11/30/2001
                                                                                                                            (PAID
                                                                                                                           12/3/01)
------------------------------------------------------------------------------------------------------------------------------------

CIGNA DENTAL INSURANCE
 (SELF INSURED)                     $1,500 per person stop loss    8/1/01-4/1/02                  Cigna                  11/30/2001
                                                                                                                            (PAID
                                                                                                                           12/3/01)
------------------------------------------------------------------------------------------------------------------------------------

                          RIDER 6 - SIGNIFICANT EVENTS
                                  CONSOLIDATED
                          OUTSOURCE INTERNATIONAL, INC.
                             CASE NO. LA 01-28173BB

During the November, 2001 reporting period, the following significant events took place:

- Assumed franchisee contracts and seven real estate leases on 11/21/2001.

-        The Creditors' Committee meeting was moved from 12/7/01 to 1/18/02.

-        A "Letter of Intent was signed on 11/27/01.

- Directors & Officers insurance was renewed and financing approved. An initial payment of $50,000 was made on 11/21/2001 and $200,000 was financed over 9 months with payment #1 of 9 due 12/23/01.

- OSI signed a stipulation with Ford Motor Credit on 12/4/01 to return 5 vans.

- Proof of Claims bar date set for 1/28/02, and advertised in The Wall Street Journal.